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                                                                   EXHIBIT 23.01

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79103) of Outback Steakhouse, Inc. of our report dated February 13, 2003 relating to the Consolidated Financial Statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
March 28, 2003